UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

PARSONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-07782	95-3232481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Trinity Parkway, #300, Centreville, VA		20120
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 988-8500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	PSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 18, 2022, the Parsons Corporation Board of Directors unanimously approved the appointment of Carey A. Smith as Chairwoman of the Board of Directors effective as of the annual shareholders’ meeting on April 14, 2022.  Ms. Smith is currently the President and Chief Executive Officer of Parsons Corporation.  The term for Parsons’ current Chairman of the Board of Directors, Charles L. Harrington, will expire on April 14, 2022 due to his retirement.

On January 18, 2022, the Parsons Corporation Board of Directors unanimously approved the appointment of Steven F. Leer as the Lead Independent Director of the Board of Directors effective as of the annual shareholders’ meeting on April 14, 2022.  Mr. Leer has been a member of the Board of Directors since 2013 and has served as Chair of the Compensation and Management Development Committee.  The term for Parsons’ current Lead Independent Director, James F. McGovern, will expire on April 14, 2022 due to his retirement upon reaching the mandatory retirement age for board members.

Item 9.01Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are furnished as part of this Report:

99.1Press release announcing the appointments of Ms. Smith as Chairwoman of the Board of Directors, and Mr. Leer as Lead Independent Director, effective April 14, 2022.

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information disclosed pursuant to Items 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parsons Corporation

Date: January 21, 2022	By:	/s/ Michael R. Kolloway
Michael R. Kolloway
Chief Legal Officer

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